Share-Based Payments	6 Months Ended
Jun. 30, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-Based Payments

(4) Share-Based Payments

The Company measures the cost of employee services received in exchange for an award of equity instruments based on the grant date fair value of the award. That cost is recognized over the period during which an employee is required to provide services in exchange for the award, the requisite service period (usually the vesting period). The Company provides an estimate of forfeitures at initial grant date. Reductions in compensation expense associated with the forfeited options are estimated at the date of grant, and this estimated forfeiture rate is adjusted periodically based on actual forfeiture experience. The company uses the Black-Scholes option pricing model to determine the fair value of the stock options granted.

There were no shares granted under the 2009 Stock Incentive Plan (the “Plan”) during the quarters ended June 30, 2012 and July 2, 2011. During the three and six months ended June 30, 2012, the Company recognized $55,217 and $113,251, respectively, as shared-based compensation expense related to previously granted shared under the Plan. During the three and six months ended July 2, 2011, the Company recognized $61,595 and $112,491, respectively, as shared-based compensation expense related to previously granted shares under the Plan. During the three months ended June 30, 2012 the Company issued 6,000 shares as a result of option exercises. There were no option exercises during the quarter ended March 31, 2012. During the three and six months ended July 2, 2011 the Company issued 20,000 and 63,750 shares, respectively, as a result of option exercises.